DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 AMENDMENT NO. 27 to the VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT Effective January 1, 2002 Between JACKSON NATIONAL Llt E INSURANCE COMPANY ("CEDING COMPANY") and CHUBB TEMPEST LINE REINSURANCE LTD (formerly ACE TEMPEST LIFE REINSURANCE LTD) ("REINSURER") Effective September 25, 2017, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Reinsurance Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective September 25, 2017. To effect these changes, the following provision of the Reinsurance Agreement is hereby amended: • Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, amendment #26, is hereby replaced by the attached Schedule B-2. Jackson National Life Insurance Company Chubb Tempest Life Reinsurance Ltd. DocuSigned by: aUriS %StAkatn, By By rC507CAOD24044DG... Chris Wi seman Name k43rJb\_)- Name VP controller Title NI-P (.. .,k‘..\.sw-40 eft_ Title September 19, 2018 Date Si,ercrw9A(a- ?A/ 21)18) Date

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

Fund Name	Comment	Product Availability
JNL Aggressive Growth Allocation Fund	Name changed from JNL Disciplined Growth effective 9/25/2017 and from JNL/S&P Disciplined Growth (New 1/16/2007) effective 8/29/2011	All
JNL Conservative Allocation Fund	New 9/25/2017	All
JNL Growth Allocation Fund	Name changed from JNL Disciplined Moderate Growth effective 9/25/2017 and from JNL/S&P Disciplined Moderate Growth (New 1/16/2007) effective 8/29/2011	All but Fifth Third
JNL Institutional Alt 25 Fund	• Name changed from JNL Institutional Alt 20 (New 4/6/2009) effective 9/25/2017 • Effective 9/25/2017, JNL Institutional Alt 35 Fund (New 4/6/2009) merged into this fund	
JNL Institutional Alt 50 Fund	• New 4/6/2009 • Effective 9/25/2017, JNL Institutional Alt 65 Fund (New 4/6/2009) merged into this fund	All
JNL Moderate Allocation Fund	New 9/25/2017	All but Fifth Third
JNL Moderate Growth Allocation Fund	Name changed from JNL Disciplined Moderate effective 9/25/2017 and from JNL/S&P Disciplined Moderate (New 1/16/2007) effective 8/29/2011	All but Fifth Third
JNL/American Funds Balanced	Name changed from JNL/Capital Guardian Global Balanced Fund effective 4/24/2017, from JNL/FI Balanced Fund effective 12/3/2007 and from JNL/FMR Balanced Fund effective 4/30/2007	All
JNL/American Funds Blue Chip Income and Growth Fund	New 5/3/2010	All
JNL/American Funds Global Bond Fund	New 5/3/2010	All
JNL/American Funds Global Small Capitalization Fund	New 5/3/2010	All
JNL/American Funds Growth Allocation Fund	New 4/30/2012	All
JNL/American Funds Growth-Income Fund	New 5/3/2010	All
JNL/American Funds International Fund	New 5/3/2010	All
JNL/American Funds Moderate Growth Allocation Fund	Name changed from JNL/American Funds Balanced Allocation (New 4/30/2012) effective 9/25/2017	All
JNL/American Funds New World Fund	New 5/3/2010	All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7

Fund Name	Comment	Product Availability
JNL/AQR Large Cap Relaxed Constraint Equity	Name changed from JNL/Goldman Sachs U.S. Equity Flex Fund effective 4/24/2017 and from JNL/Credit Suisse Long/Short (New 1/16/2007) effective 10/11/2010	All
JNL/AQR Managed Futures Strategy Fund	• New 4/27/2015 • Effective 4/27/2015, JNL/Mellon Capital Global Alpha Fund merged into this fund.	All but Fifth Third
JNL/Black Rock Commodity Securities Strategy Fund	• New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund.	All
JNL/BlackRock Global Allocation Fund	New 10/11/2010	All
JNL/BlackRock Global Natural Resources Fund	Name changed from JNL/BlackRock Natural Resources effective 9/25/2017 and from JNL/BlackRock Community Securities Strategy Fund effective 9/2015 and from JNL/BlackRock Commodity Securities Fund effective 4/29/2013 and from JNL/Credit Suisse Commodity Securities Fund effective 10/11/2010 and from JNL/Credit Suisse Global Natural Resources (New 1/16/2007) effective 9/28/2009	All
JNL/BlackRock Large Cap Select Growth Fund	• Formerly JNL/Janus Aggressive Growth Fund • Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/UBS Large Cap Select Growth Fund • Effective 4/25/2016, JNL/Invesco Large Cap Growth Fund merged into this fund.	All
JNL/Brookfield Global Infrastructure and MLP Fund	• New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund.	All
JNL/Causeway International Value Select Fund	• Name changed from JNL/JP Morgan International Value Fund effective 9/28/2015	All
JNL/ClearBridge Large Cap Growth Fund	New 9/25/2017	All
JNL/Crescent High Income Fund	New 4/25/2016	All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7

Fund Name	Comment	Product Availability
JNL/DFA Growth Allocation Fund	New 4/24/2017	All
JNL/DFA Moderate Growth Allocation Fund	Name changed from JNL/DFA Moderate Allocation Fund (New 4/24/2017) effective 9/25/2017	All
JNL/DFA US Core Equity Fund	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
JNL/DoubleLine Core Fixed Income Fund	Name changed from JNL/PIMCO Total Return effective 9/25/2017	All
JNL/DoubleLine Total Return Fund	New 9/28/2015	All
JNL/FAMCO Flex Core Covered Call Fund	New 9/25/2017	All
JNL/FPA + DoubleLine Flexible Allocation Fund	• New 9/28/2009 • Name changed from JNL/Ivy Asset Strategy Fund effective 4/25/2016	All but Fifth Third
JNL/Franklin Templeton Founding Strategy	New 1/16/2007	All
JNL/Franklin Templeton Global Fund	• Name changed from JNL/Franklin Templeton Global Growth Fund (New 1/16/2007) effective 4/24/2017; effective 9/16/2013, JNL/M&G Global Leaders Fund merged into JNL/Franklin Templeton Global Growth Fund	All
JNL/Franklin Templeton Global Multi-sector Bond Fund	New 12/12/2011	All
JNL/Franklin Templeton Income Fund	New 5/1/2006	All
JNL/Franklin Templeton International Small Cap Growth Fund	• New 12/3/2007 • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010	All
JNL/Franklin Templeton Mutual Shares	New 1/16/2007	All
JNL/Goldman Sachs Core Plus Bond Fund	• Formerly JNL/Salomon Brothers Global Bond Fund. • Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.	All
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008	All
JNL/Harris Oakmark Global Equity	• New 9/25/2017 • Effective 9/25/2017, JNL/Red Rocks Listed Private Equity Fund merged into this Fund	All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7

Fund Name	Comment	Product Availability
JNL/Invesco China-India Fund	• New 3/31/2008 • Name changed from JNL/PAM China-India Fund effective 4/30/2012 • Name changed from JNL/Eastspring Investments China-India Fund effective 4/25/2016 • Effective 4/25/2016, JNL/Eastspring Investments Asia ex-Japan Fund merged into this fund	All
JNL/Invesco Diversified Dividend Fund	• New 9/25/2017	All
JNL/Invesco Global Real Estate Fund	• New 5/2/05, • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund.	All
JNL/Invesco International Growth Fund	• Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund.	All
JNL/Invesco Mid Cap Value Fund	• Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund.	All
JNL/Invesco Small Cap Growth Fund	Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010.	All
JNL/JPMorgan Mid Cap Growth Fund	• Subadvisor changed from Janus on 2/18/04. • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007.	All
JNL/JPMorgan U.S. Government & Quality Bond Fund	Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.	All
JNL/Lazard Emerging Markets Fund	New 5/1/2006	All
JNL/Mellon Capital 10 x 10 Fund	New 4/30/2007	All
JNL/Mellon Capital Bond Index Fund		All

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Mellon Capital Consumer Discretionary Sector Fund Name changed from JNL/Mellon Capital Consumer Brands Sector All effective 9/25/2017 and subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital Consumer Staples Sector Fund New 9/25/2017 All JNL/Mellon Capital Dow Index Fund • Name changed form JNL/Mellon Capital Management the All Dow to JNL/Mellon Capital Dow 10 Effective 1/17/2006 • Name changed from JNL/Mellon Capital Dow 10 Effective 9/28/2015 JNL/Mellon Capital Emerging Markets Index Fund New 12/12/2011 All JNL/Mellon Capital Energy Sector Fund Name changed from JNL/Mellon Capital Oil & Gas Sector Fund All effective 9/25/2017 and from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005, and the subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital European 30 Fund New 10/6/2008 All JNL/Mellon Capital Financial Sector Fund Subadvisor changed from Curian effective 2/18/04 All JNL/Mellon Capital Healthcare Sector Fund • Subadvisor changed from Curian effective 2/18/04. All • Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05 JNL/Mellon Capital Index 5 Fund New 4/30/2007 All JNL/Mellon Capital Industrials Sector Fund New 9/25/2017 All JNL/Mellon Capital Information Technology Sector Fund Name changed from JNL/Mellon Capital Technology Sector Fund All effective 9/25/2017 and subadvisor changed from Curian effective 2/18/2004 JNL/Mellon Capital International Index Fund Effective 9/15/2014, JNL/ Mellon Capital NYSE International 25 All Fund merged into this fund

DocuSign Envelope ID: 3A3913454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/Mellon Capital JNL 5 Fund • Effective 10/4/04 All • On 4/30/2007 the JNL/ Mellon Capital Management Dow' 10 Fund, the JNL/ Mellon Capital Management S&P® 10 Fund, and the JNL/ Mellon Capital Management Global 15 Fund were merged with this fund. • Effective 4/27/2015, JNL/Mellon Capital JNL Optimized 5 Fund merged into this Fund • Effective 4/24/2017, JNL/Mellon Capital S&P 24 Fund (New 5/1/2006) merged into this Fund; effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into JNL/Mellon Capital S&P 24 Fund; effective 9/28/2009, JNL/PPM America Core Equity Fund merged into JNL/Mellon Capital S&P 24 Fund JNL/Mellon Capital Materials Sector Fund New 9/25/2017 All JNL/Mellon Capital MSCI KLD 400 Social Index Fund • New 4/24/2017 All JNL/Mellon Capital MSCI World Index Fund Name changed from JNL/Mellon Capital Global 30 Fund All effective 9/25/2017 and from JNL/Mellon Capital Global 15 Effective 9/28/2015 JNL/Mellon Capital Nasdaq 100 Index Name changed from JNL/Mellon Capital Nasdaq 100 effective All 9/25/2017 and changed from JNL/Mellon Capital Nasdaq 25 Fund effective 4/25/2016 and changed from JNL/Mellon Capital Management Nasdaq 15 fund (New 10/4/2004) effective 12/3/2007 JNL/Mellon Capital Pacific Rim 30 Fund New 10/6/2008 All JNL/Mellon Capital Real Estate Sector Fund New 9/25/2017 All JNL/Mellon Capital S&P ' SMid 60 Fund New 4/30/2007 All JNL/Mellon Capital S&P 1500 Growth Index Fund New 9/25/2017 All JNL/Mellon Capital S&P 1500 Value Index Fund New 9/25/2017 All JNL/Mellon Capital S&P 400 Mid Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and All Mellon Capital Management prior to 12/15/03 • Effective 9/28/2015, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund merged into this fund

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7

Fund Name	Comment	Product Availability
JNL/Mellon Capital S&P 500 Index Fund	• Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund.	All
JNL/Mellon Capital Small Cap Index Fund	• Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund.	All
JNL/Mellon Capital Telecommunications Sector	Name changed from JNL/Mellon Capital Communications Sector Fund effective 9/25/2017 and the subadvisor changed Curian effective 2/18/2004	All
JNL/MFS Mid Cap Value Fund	Name changed from JNL/Goldman Sachs Mid Cap Value Fund (New 5/2/2005) effective 4/24/2017	All
JNL/Multi-Manager Mid Cap Fund	New 9/19/2016	All
JNL/Multi-Manager Small Cap Growth Fund	Name changed from JNL/Eagle Small Cap Equity effective 9/28/2015	All
JNL/Multi-Manager Small Cap Value Fund	• New 5/2/2005 • Name changed from JNL/Franklin Templeton Small Cap Value Fund Effective 9/28/2015	All
JNL/Neuberger Berman Strategic Income Fund	New 4/30/2012	All
JNL/Oppenheimer Global Growth Fund	• Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund • Effective 4/25/2016, JNL/Capital Guardian Global Diversified Research Fund merged into this fund	All
JNL/PIMCO Credit Income Fund	New 9/28/2015	All
JNL/PIMCO Income Fund	New 9/25/2017	All
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PPM America Floating Rate Income Fund	New 5/2/2011	All

DocuSign Envelope ID: 3A396454-EC1A-436F-B496-21C421ECBEB7 Fund Name Comment Product Availability JNL/PPM America High Yield Bond Fund • Effective 10/4/04. All • JNL/PPM America High Yield Bond Fund was merged into this on 10/4/04. • Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from INL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007. JNL/PPM America Mid-Cap Value Fund New 3/31/2008 All JNL/PPM America Small Cap Value Fund New 3/31/2008 All JNL/PPM America Total Return Fund New 4/27/2015 All JNL/PPM America Value Equity Name changed from JNL/Putnam Value Equity Fund effective All 1/16/2007 JNL/S&P 4 Fund • New 12/3/2007 All • Effective 9/28/2015, JNL/Mellon Capital 25 Fund merged into this fund JNL/S&P Competitive Advantage Fund New 12/3/2007 All JNL/S&P Dividend Income & Growth Fund • New 12/3/2007 All • Effective 9/16/2013, JNL/ Mellon Capital Dow sm Dividend Fund merged into this fund. JNL/S&P Intrinsic Value Fund New 12/3/2007 All JNL/S&P Managed Aggressive Growth Fund • Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. All • On 10/4/04 merged with INL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core Index 50 Fund, and JNL/S&P Core Index 75 Fund JNL/S&P Managed Conservative Fund Effective 10/4/04 All JNL/S&P Managed Growth Fund • Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. All • On 10/4/04 merged with JNL/S&P Core Index 100 Fund. • Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund was merged into this fund. JNL/S&P Managed Moderate Fund • Effective 10/4/04 All • Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7

Fund Name	Comment	Product Availability
JNL/S&P Managed Moderate Growth Fund	• Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I; • Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund.	All
JNL/S&P Mid 3	New 4/28/2014	All
JNL/S&P Total Yield Fund	New 12/3/2007	All
JNL/T. Rowe Price Established Growth Fund	• JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund	Effective 4/24/2017, JNL/Morgan Stanley Mid Cap Growth Fund (New 4/30/12) merged into this Fund	All
JNL/T. Rowe Price Value Fund		All
JNL/T.Rowe Price Short Term Bond Fund	• New 5/1/2006 • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/The Boston Company Equity Income Fund	New 9/25/2017	All
JNL/Vanguard Capital Growth Fund	New 9/25/2017	All
JNL/Vanguard Equity Income Fund	New 9/25/2017	All
JNL/Vanguard Global Bond Market Index Fund	New 9/25/2017	All
JNL/Vanguard Growth Allocation Fund	New 9/25/2017	All
JNL/Vanguard International Fund	New 9/25/2017	All
JNL/Vanguard International Stock Market Index Fund	New 9/25/2017	All
JNL/Vanguard Moderate Allocation Fund	New 9/25/2017	All
JNL/Vanguard Moderate Growth Allocation Fund	New 9/25/2017	All
JNL/Vanguard Small Company Growth Fund	New 9/25/2017	All
JNL/Vanguard U.S. Stock Market Index Fund	New 9/25/2017	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Government Money Market Fund	Name changed from JNL/WMC Money Market fund effective 4/24/2017 and from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only

DocuSign Envelope ID: 3A39B454-EC1A-436F-B496-21C421ECBEB7

Fund Name	**Comment**	**Product Availability**
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL General Account		
Guaranteed Five Year Fixed		All but Focus
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All
Guaranteed Seven Year Fixed		All but Focus
Guaranteed Three Year Fixed		All
S&P 500 Composite Stock Price Index – 9 Year Period	Only available prior to 10/4/04	Perspective II and Fifth Third

Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds.

JNL Chubb 2002 Treaty Schedule B-2 Amendment #27